SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Doubtful Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Accounting Policies [Abstract]
Balance at the beginning of the year	$ 2,331	$ 1,802	$ 809
Doubtful debt expenses during the year	429	749	1,159
Customers write-offs/collection during the year, net	(706)	(185)	(17)
Exchange rate	10	(35)	(149)
Balance at the end of the year	$ 2,064	$ 2,331	$ 1,802